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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)         January 15, 1999
                                                 -------------------------------





                                CROWN GROUP, INC.
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             (Exact name of registrant as specified in its charter)






         TEXAS                           0-14939                            63-0851141
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(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
    of incorporation)





         4040 NORTH MACARTHUR BOULEVARD, SUITE 100, IRVING, TEXAS 75038
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                    (Address of principal executive offices)






Registrant's telephone number, including area code           (972) 717-3423
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         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                                    CAR-MART


On January 15, 1999, pursuant to a definitive stock purchase agreement, Crown Group, Inc. ("Crown") acquired 100% of the outstanding common stock of Fleeman Holding Company, including its wholly-owned subsidiary America's Car-Mart, Inc., ("Car-Mart") for $41 million from certain trusts and individuals associated with the Bill Fleeman family (collectively, the "Sellers"). The purchase price consisted of $33.5 million in cash and the issuance of a $7.5 million promissory note (the "Note"). The Note bears interest at 8.5% per annum, payable monthly, with the principal due in five years. The purchase price was determined through arms-length negotiations between unrelated parties. Approximately $24 million of the cash portion of the purchase price was obtained from BankAmerica Business Credit, Inc. pursuant to a $30 million revolving credit facility. The remaining $9.5 million was funded from cash on hand.

Car-Mart was founded in 1981 and presently operates thirty "buy-here-pay-here" used car dealerships located in niche markets throughout Arkansas, Oklahoma, Texas and Missouri. Car-Mart underwrites, finances and services retail installment contracts generated at its dealerships. The majority of Car-Mart's assets consist of over 15,000 retail installment contracts aggregating approximately $47 million in principal balances due.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b). The financial statements and pro forma financial information required to be filed with this report are not presently available. Crown will file the required financial statements under cover of Form 8-KA as soon as practicable but not later than 60 days after the due date of the filing of this report.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit Number      Description of Exhibit

2.4 Stock Purchase Agreement dated as of December 1, 1998 by and among Bill Fleeman Revocable Trust, Fleeman Charitable Remainder Annuity Trust and certain other trusts and individuals, and Crown Group, Inc.

4.8 Loan and Security Agreement dated January 15, 1999 by and among BankAmerica Business Credit, Inc. and America's Car-Mart, Inc.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Crown Group, Inc.



                                           By: \s\ Mark D. Slusser
                                               ---------------------------------
                                               Mark D. Slusser
                                               Chief Financial Officer

Dated:    January 28, 1999
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                               INDEX TO EXHIBITS



Exhibit Number      Description of Exhibit
--------------      ----------------------
2.4                 Stock Purchase Agreement dated as of December 1, 1998 by and among Bill Fleeman Revocable Trust, Fleeman Charitable
                    Remainder Annuity Trust and certain other trusts and
                    individuals, and Crown Group, Inc.

4.8 Loan and Security Agreement dated January 15, 1999 by and among BankAmerica Business Credit, Inc. and America's
                    Car-Mart, Inc.